                      SEMIANNUAL REPORT / JANUARY 31, 2002

                                 AIM INCOME FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                      THE BOAT AT GIVERNY BY CLAUDE MONET

  IN MONET'S CAPTIVATING PAINTING, THREE WOMEN GENTLY GUIDE A SMALL BOAT OVER

 A TRANQUIL BODY OF WATER. SIMILARLY, AIM INCOME FUND RELIES PRIMARILY ON THREE

      ASSET CLASSES--DOMESTIC INVESTMENT-GRADE BONDS, HIGH-YIELD BONDS AND

            FOREIGN BONDS--TO STEER IT TO ITS FINANCIAL DESTINATION.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund's average annual total returns (including sales charges) for the periods ended 1/31/02 are as follows. Class A shares, ten years, 5.66%; five years, 2.31%; one year, -3.47%. Class B shares, inception (9/7/93), 3.44%; five years, 2.18%; one year, -4.23%. Class C shares, inception (8/4/97), 1.44%; one year, -0.45%.

o In addition to returns as of the close of the reporting period, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 12/31/01 (the most recent calendar quarter-end), which are as follows. Class A shares, ten years, 5.42%; five years, 2.15%; one year, -1.39%. Class B shares, inception (9/7/93), 3.41%; five years, 2.05%; one year, -1.93%. Class C shares, inception (8/4/97), 1.39%; one year, 1.94%.

Past performance cannot guarantee comparable future performance. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which are guaranteed by the government if held to maturity).

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the investing environment has
ROBERT H.           been recently. For equity investors, the years 2000 and
GRAHAM]             2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI
                    World Index also produced negative returns both years.

                         As usually occurs during difficult stock markets,
                    fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond Index produced positive returns both years.(High yield bonds, however, produced negative returns both years.)

    Conditions were trying on many levels. Geopolitically, the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in 2001. Macroeconomically, the United States officially slipped into recession in March 2001, the first such slowdown in a decade.

    At the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, about 11 weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

    Like many other mutual funds, your fund suffered a loss due to its holdings in Enron. AIM has retained counsel to evaluate and pursue all appropriate remedies for your fund to recover its loss, whether from Enron or from other third parties involved. You should be aware, however, that because the fund has a sizable number of holdings, its loss from Enron did not have a significant effect on its performance--precisely the rationale behind investing in a diversified instrument such as a mutual fund.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.

    First is the crucial importance of diversification--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this reporting period. Relying on one stock to build financial security has again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.

    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.

    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.

    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six-month period ended January 31, 2002, AIM Income Fund's Class A shares produced total returns of 0.30% at net asset value. The Lehman Aggregate Bond Index posted a 3.20% return during the period. However, this index is an inexact match for the fund's portfolio, since it does not contain any high-yield or foreign holdings.

    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the reporting period, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.

    If you have questions or comments about this report, please contact us through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 15, 2002

AIM INCOME FUND GENERATES STRONG INCOME STREAM

WHAT RESULTS DID THE FUND ACHIEVE?

The markets saw considerable turbulence during the six-month reporting period. It began reasonably well, but the terrorist attacks of September 11 sent the markets careening. Nevertheless, AIM Income Fund was able to maintain its long record of providing its shareholders with attractive current income. As of January 31, 2002, the fund's 30-day SEC yield was 6.42% for Class A shares and 5.99% for Class B and Class C shares. The fund's 30-day distribution rate at maximum offering price was 6.15% for Class A shares, 5.73% for Class B shares and 5.74% for Class C shares.

    For the six month period ended January 31, 2002, AIM Income Fund's total returns (excluding sales charges) were 0.30% for Class A shares and -0.24% for Class B and Class C shares. The Lehman Aggregate Bond Index posted a 3.20% return during the period. Though used as the fund's benchmark, this index is an imprecise match for the fund's portfolio, since the index contains only domestic investment-grade bonds, no high yield bonds or foreign holdings.

WHAT ECONOMIC TRENDS INFLUENCED THE BOND MARKET DURING THE PERIOD?

As the global economic slowdown continued, bond performance was helped by sagging investor confidence in stocks during most of the period. During the booming 1990s, many businesses had made large capital investments, expecting continued growth. When demand did not keep pace with their increased capacity, their earnings declined, making stocks and lower-quality debt less desirable to investors. The compression of stock values and the high volatility in the stock market caused a wave of risk aversion among investors. They continued moving assets out of stocks and into fixed-income investments. Investors showed a distinct preference for higher-quality bonds and shorter-term instruments, which are less volatile.

    Also helping bonds was the continuing series of reductions in short-term interest rates being carried out by the Federal Reserve Bank (the Fed). Bonds usually do well in falling interest rate environments, since bonds typically increase in value when interest rates decline.

WHY WAS THE FED CUTTING INTEREST RATES?

The Fed began trimming rates early in 2001 in an effort to reinvigorate the flagging economy. Lower interest rates have historically been a successful stimulus to increase borrowing and spending, though several months are usually required before results begin to appear. As economic weakness persisted, rate cuts continued through the rest of 2001. By the end of December, the target fed funds rate (the rate banks charge one another for overnight loans) stood at a minuscule 1.75%.

    Late in 2001, reviewing earlier figures, the National Bureau of Economic Research concluded that the U.S. economy had begun contracting in March, marking the beginning of a recession.

HOW DID SEPTEMBER'S TERRORIST ATTACKS AFFECT BONDS?

Understandably, the attacks intensified investor anxiety. In the week after the stock market reopened, large numbers of frightened investors fled stocks to seek greater safety in bonds. Prices of stocks plummeted, while those of high-quality bonds rose steeply. Amid the flight to quality, the value of the two-year Treasury (considered one of the safest issues) soared.

    However, when no further attacks occurred, investors seemed to recover their confidence. To the surprise of most observers, the stock market began to rise after just a week of losses. The wave of risk aversion seemed to dissipate in

-------------------------------------------------------------------------------

FUND AT A GLANCE

AIM Income Fund seeks to achieve a high level of current income consistent with a reasonable concern for safety of principal.

                                  [COVER IMAGE]

INVESTMENT STYLE: Income and principal protection (seeks income consistent with capital preservation with a diversified portfolio of high-quality corporate, U.S. government, foreign government and below-investment-grade bonds.)

o  Seeks to provide a dependable stream of monthly income

o Invests in a diverse selection of fixed-income sectors to increase the potential for gains and minimize exposure to loss due to a downturn in any one sector

-------------------------------------------------------------------------------

===============================================================================

PORTFOLIO COMPOSITION

As of 1/31/02, based on total net assets

                                                               % of
TOP 10 HOLDINGS                        Coupon   Maturity     Net Assets       TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------------
 1. U.S. Treasury Note                  5.00%     8/11        2.3%              1. Electric Utilities                     13.2%

 2. NiSource Finance Corp.              5.75      4/03        1.6               2. Broadcasting & Cable TV                13.1

 3. Cleveland Electric                                                          3. Diversified Financial Services          7.9
    Illuminating Co. (The) - Series D   7.88     11/17        1.5

 4. Waste Management, Inc.              7.10      8/26        1.4               4. Banks                                   5.6

 5. CSC Holdings Inc.                   7.88     12/07        1.4               5. Oil & Gas Exploration & Production      5.0

 6. Time Warner Inc.                    9.15      2/23        1.3               6. Gas Utilities                           2.9

 7. CSX Corp.                           7.25      5/27        1.3               7. Integrated Oil & Gas                    2.8

 8. News America Holdings, Inc.         8.45      8/34        1.2               8. Publishing & Printing                   2.6

 9. Niagara Mohawk Power Corp.
    - Series H                          8.50      7/10        1.1               9. Airlines                                2.5

10. CSC Holdings Inc.                   7.25      7/08        1.0              10. Environmental Services                  2.4

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===============================================================================================================================


PORTFOLIO COMPOSITION

                          DOMESTIC CORPORATE BONDS 76%

                                   [PIE GRAPH]

                        INTERNATIONAL CORPORATE BONDS 14%

                        DOMESTIC GOVERNMENT SECURITIES 5%

                                CASH AND OTHER 5%

--------------------------------------------------------------------------------

November, sending stocks and high yields back up and Treasuries down. Amid unprecedented volatility, high yield bonds outperformed in the fourth quarter of 2001, but high-quality bonds outperformed lower-rated issues for the year 2001.

HOW WAS AIM INCOME FUND MANAGED TO DEAL WITH THE PREVAILING CONDITIONS?

The fund made moderate adjustments to holdings during the period. The areas of most significant exposure continued to be the industrial, utilities and financial industries, and the fund significantly increased its exposure to industrial bonds during the third quarter of 2001. During the fourth quarter, the fund's cable television holdings performed well, while energy and utilities issues struggled. The bonds of most energy companies, even the strongest, were tarnished by widespread worry over the Enron bankruptcy. Utilities' bonds faced volatile prices and uncertain economic conditions.

    Not surprisingly, the fund experienced increased volatility during the period. Mortgage-backed bonds and intermediate government bonds benefited the fund's performance, while high yield holdings and mid-grade corporates underperformed.

    The fund ended the period with an average quality rating of BBB, which is typical for the fund. Its long maturity of 12.40 years supported strong returns as interest rates continued to decline through December. As of January 31, 2002, the fund had 221 holdings.

HOW WAS AIM INCOME FUND POSITIONED IN RELATION TO THE ECONOMY AND THE MARKETS AT THE CLOSE OF THE REPORTING PERIOD?

After contracting in the third quarter with an annualized growth rate of -1.3%, U.S. gross domestic product unexpectedly emerged into positive territory with a 1.4% annual growth rate in the fourth quarter, possibly signaling the end of the recession. The Fed left short-term interest rates unchanged at its January meeting, indicating an increasing confidence that the economy was beginning to stabilize.

    The fund managers have positioned the fund to remain broadly diversified across issuer sizes, sectors and industries, benefiting from AIM's extensive research capabilities. In view of the current, rather unsettled geopolitical conditions, the fund is entering the upcoming period with a somewhat higher proportion of U.S. government holdings and a slightly lower concentration of international corporate bonds than at the beginning of the period just ended. High-grade securities make up about 80% of holdings, and high yield investments about 20%. The fund plans to continue its emphasis on current income by using high quality issues to maintain an average investment-grade rating, with a high yield bond component for an income boost.

          See important fund and index disclosures inside front cover.

WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?

    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED

Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency.

    The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;

o   the level and predictability of the issuer's cash flow;

o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;

o possible adverse economic conditions, both in general and in the company's sector; and currency risk in the case of foreign issues.

    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.


BOND RATINGS


MOODY         S&P          INVESTMENT-GRADE
Aaa           AAA          Bonds of the highest quality, with the lowest degree
                           of long-term investment risk. Issuers' ability to
                           repay is very high.

Aa            AA           Bonds of high quality with slightly greater long-term
                           investment risk.

A             A            Bonds with favorable investment attributes but
                           elements making them more susceptible to adversity.

Bb            BBB          Medium-grade bonds that are currently secure but
                           possibly unreliable over time.

                           NON-INVESTMENT-GRADE (HIGH YIELD OR JUNK)

B             BB           Bonds with speculative elements that make them not
                           well-safeguarded and uncertain.

Caa           B            Bonds with low long-term assurance of payment.

Ca            CCC          Bonds of poor standing that may be in default or in
                           danger of default.

C             CC           Bonds of highly speculative quality that are often in
                           default.

--            C            Lowest-rated bonds with poor prospects of ever being
                           upgraded to investment standing.

              D            Bonds in default. Issuer cannot repay.

WHAT BOND RATINGS MEAN

Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest-rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment-grade bonds such as U.S. Treasury issues are some of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.

    Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).

    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and direction.

UNRATED BONDS

What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

WHAT TYPES OF BONDS DOES YOUR FUND OWN?

                                   [GRAPHIC]

Your fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in your fund's portfolio and the risk factors that may be associated with these securities. Your financial advisor is the best person to contact if you have any questions about investing in bonds or in a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-85.66%

ADVERTISING-0.64%

Interpublic Group of Cos., Inc. (The), Unsec.
  Sub. Conv. Disc. Notes, 1.87%, 06/01/06(a)   $ 4,900,000    $  3,864,875
==========================================================================

AEROSPACE & DEFENSE-0.35%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                        2,100,000       2,144,625
==========================================================================

AIRLINES-2.54%

Air 2 US-Series C, Equipment Trust Ctfs.,
  10.13%, 10/01/20 (Acquired 10/28/99; Cost
  $3,000,000)(b)                                 3,000,000       2,695,320
--------------------------------------------------------------------------
American Airlines, Inc.-Class A2, Series
  2001-01, Pass Through Ctfs., 6.82%,
  05/23/11 (Acquired 06/28/01; Cost
  $2,439,264)(b)                                 2,400,000       2,242,968
--------------------------------------------------------------------------
Delta Air Lines, Inc., Equipment Trust Ctfs.,
  10.50%, 04/30/16                               5,000,000       5,021,450
--------------------------------------------------------------------------
United Air Lines, Inc.-Class A-2, Pass
  Through Ctfs., 7.73%, 07/01/10                 4,100,000       3,624,482
--------------------------------------------------------------------------
United Air Lines, Inc.-Series 95A2, Pass
  Through Ctfs., 9.56%, 10/19/18                 2,325,000       1,819,289
==========================================================================
                                                                15,403,509
==========================================================================

ALTERNATIVE CARRIERS-0.96%

Intermedia Communications Inc.
  Series B, Sr. Sub. Disc. Notes, 12.25%,
    03/01/09(a)                                  1,230,000       1,067,025
--------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.50%, 03/01/09    4,550,000       4,777,500
==========================================================================
                                                                 5,844,525
==========================================================================

APPAREL RETAIL-0.27%

Big 5 Corp.-Series B, Sr. Unsec. Notes,
  10.88%, 11/15/07                               1,625,000       1,618,906
==========================================================================

AUTO PARTS & EQUIPMENT-0.00%

Key Plastics Holdings, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.25%, 03/15/07(c)    1,325,000             132
==========================================================================

AUTOMOBILE MANUFACTURERS-0.21%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                1,200,000       1,296,468
==========================================================================

BANKS-5.61%

Bank United-Series A, Medium Term Notes,
  8.00%, 03/15/09                                2,500,000       2,703,825
--------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05     2,000,000       2,080,200
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
BANKS-(CONTINUED)

Dresdner Bank New York, Unsec. Sub. Deb.,
  7.25%, 09/15/15                              $ 3,000,000    $  3,073,890
--------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                       2,400,000       2,531,544
--------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec.
  Putable Sub. Yankee Notes, 7.65%, 05/01/25     2,870,000       3,048,887
--------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/24                          2,800,000       3,284,736
--------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                                3,650,000       3,815,929
--------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub.
  Notes, 7.13%, 02/15/04                         1,500,000       1,565,910
--------------------------------------------------------------------------
Suntrust Bank, Sub. Notes, 6.38%, 04/01/11       1,750,000       1,779,505
--------------------------------------------------------------------------
Swiss Bank Corp.-NY, Sub. Notes, 7.38%,
  06/15/17                                       1,300,000       1,378,845
--------------------------------------------------------------------------
Wachovia Corp., Unsec. Putable Sub. Deb.,
  6.55%, 10/15/35                                  660,000         690,195
--------------------------------------------------------------------------
  7.50%, 04/15/35                                5,000,000       5,339,750
--------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                         2,500,000       2,778,325
==========================================================================
                                                                34,071,541
==========================================================================

BROADCASTING & CABLE TV-12.31%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10                        2,350,000       2,532,125
--------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                         3,600,000       3,681,216
--------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                                3,000,000       3,083,790
--------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10          2,145,000       1,040,325
--------------------------------------------------------------------------
Charter Communications Holdings, LLC/ Charter
  Communications Holdings Capital Corp., Sr.
  Notes, 9.63%, 11/15/09 (Acquired 01/08/02;
  Cost $1,757,628)(b)                            1,770,000       1,761,150
--------------------------------------------------------------------------
Charter Communications Holdings, LLC/ Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.75%, 10/01/09                               1,965,000       2,058,337
--------------------------------------------------------------------------
  11.13%, 01/15/11                               1,020,000       1,076,100
--------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 02/16/00; Cost $3,771,614)(b)        3,800,000       4,063,530
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
BROADCASTING & CABLE TV-(CONTINUED)

CSC Holdings Inc., Sr. Unsec. Deb.,
  7.63%, 07/15/18                              $ 3,250,000    $  3,006,250
--------------------------------------------------------------------------
  7.88%, 02/15/18                                1,000,000         945,000
--------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.25%, 07/15/08                                6,230,000       6,156,735
--------------------------------------------------------------------------
  7.88%, 12/15/07                                8,355,000       8,573,734
--------------------------------------------------------------------------
Diamond Cable Communications PLC (United
  Kingdom), Sr. Unsec. Unsub. Disc. Yankee
  Notes, 13.25%, 09/30/04(a)                     1,000,000         330,000
--------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc.
  Notes, 10.25%, 11/01/07                        3,556,139       3,907,913
--------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc.
  Notes, 11.88%, 10/15/07(a)                     2,000,000         885,000
--------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub.
  Notes, 8.25%, 02/15/08                         5,000,000       5,305,400
--------------------------------------------------------------------------
Shaw Communications Inc. (Canada), Sr. Unsec.
  Unsub. Yankee Notes,
  7.25%, 04/06/11                                1,800,000       1,791,558
--------------------------------------------------------------------------
  8.25%, 04/11/10                                1,250,000       1,324,562
--------------------------------------------------------------------------
Shaw Group Inc. (The), Putable Sr. Unsec.
  Conv. LYONS, 3.21%, 05/01/21                   6,500,000       3,436,875
--------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                4,750,000       5,301,760
--------------------------------------------------------------------------
Telewest Communications PLC (United Kingdom),
  Sr. Unsec. Yankee Deb., 9.63%, 10/01/06        1,190,000         815,150
--------------------------------------------------------------------------
Time Warner Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24          2,000,000       2,063,260
--------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                   6,500,000       7,859,215
--------------------------------------------------------------------------
Turner Broadcasting System, Inc.-Class A, Sr.
  Notes, 8.38%, 07/01/13                         3,300,000       3,723,489
==========================================================================
                                                                74,722,474
==========================================================================

BUILDING PRODUCTS-0.25%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                        1,600,000       1,528,000
==========================================================================

CASINOS & GAMING-0.76%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                        1,850,000       2,044,250
--------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                        1,200,000       1,332,000
--------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                           600,000         592,500
--------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec.
  Notes, 7.50%, 09/01/09                           665,000         645,901
==========================================================================
                                                                 4,614,651
==========================================================================

COMPUTER HARDWARE-0.03%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/20/98; Cost
  $2,000,000)(b)(c)(d)                           2,000,000         170,000
==========================================================================

CONSUMER FINANCE-1.87%

CitiFinancial Credit Co.,
  Putable Notes, 6.63%, 06/01/15                 2,000,000       2,029,500
--------------------------------------------------------------------------
  Putable Unsec. Notes, 7.88%, 02/01/25          1,400,000       1,544,522
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
CONSUMER FINANCE-(CONTINUED)

Ford Motor Credit Co.,
  Notes, 7.88%, 06/15/10                       $ 2,000,000    $  2,057,280
--------------------------------------------------------------------------
  Unsec. Notes, 7.38%, 10/28/09                  3,900,000       3,878,940
--------------------------------------------------------------------------
General Motors Acceptance Corp., Bonds,
  8.00%, 11/01/31                                  630,000         654,690
--------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
  8.00%, 07/15/10                                1,125,000       1,200,319
==========================================================================
                                                                11,365,251
==========================================================================

DISTILLERS & VINTNERS-0.91%

Grand Metropolitan Investment Corp, Gtd.
  Putable Bonds, 7.45%, 04/15/35                 5,000,000       5,520,900
==========================================================================

DISTRIBUTORS-0.57%

Ferrellgas Partners L.P.,-Series B, Sr. Sec.
  Gtd. Notes, 9.38%, 06/15/06                    3,385,000       3,456,931
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.13%

Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                     790,000         786,050
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-7.90%

AIG SunAmerica Global Financing VI, Sr. Sec.
  Notes, 6.30%, 05/10/11 (Acquired 05/24/01;
  Cost $494,930)(b)                                500,000         513,205
--------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb.,
  6.95%, 11/01/18                                5,700,000       6,009,282
--------------------------------------------------------------------------
Auburn Hills Trust, Unsec. Gtd. Deb., 12.38%,
  05/01/20                                       2,500,000       3,501,750
--------------------------------------------------------------------------
Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-01/25/01; Cost $3,603,676)(b)         3,600,000       3,937,860
--------------------------------------------------------------------------
Citigroup Inc., Unsec. Deb., 6.63%, 01/15/28     1,200,000       1,168,140
--------------------------------------------------------------------------
FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  04/10/01-05/09/01; Cost $4,276,103)(b)         4,100,000       4,468,262
--------------------------------------------------------------------------
Heller Financial, Inc., Unsec. Notes, 7.38%,
  11/01/09                                       2,000,000       2,196,880
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.56%, 02/10/28(e)    8,700,000       1,138,308
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., Unsec.
  Unsub. Bonds, 6.75%, 04/15/11                  1,250,000       1,282,600
--------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
  Corp., Sr. Notes, 6.00%, 05/15/06              1,800,000       1,823,634
--------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 5.75%, 04/15/03                         9,800,000       9,910,152
--------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $3,000,000)(b)        3,000,000       2,979,540
--------------------------------------------------------------------------
Premium Asset Trust-Series 2001-6, Sec.
  Notes, 5.25%, 07/19/04 (Acquired 07/11/01;
  Cost $2,097,228)(b)                            2,100,000       2,134,375
--------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd.
  Notes, 7.63%, 08/03/21                         2,500,000       2,363,025
--------------------------------------------------------------------------
Salomon Smith Barney Holdings Inc., Unsec.
  Notes, 7.13%, 10/01/06                         3,225,000       3,490,998
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Tyco Capital Corp. (The), Notes, 6.50%,
  02/07/06                                     $ 1,000,000    $    999,790
==========================================================================
                                                                47,917,801
==========================================================================

DIVERSIFIED METALS & MINING-0.61%

Centaur Mining and Exploration Ltd.
  (Australia), Sr. Gtd. Yankee Notes, 11.00%,
  12/01/07(c)                                    1,720,000          90,300
--------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb.,
  7.05%, 11/01/05                                3,500,000       3,584,875
==========================================================================
                                                                 3,675,175
==========================================================================

ELECTRIC UTILITIES-12.74%

AES Corp. (The), Sr. Unsec. Notes,
  8.75%, 12/15/02                                5,425,000       5,370,750
--------------------------------------------------------------------------
  9.50%, 06/01/09                                2,550,000       2,256,750
--------------------------------------------------------------------------
Beaver Valley II Funding Corp., Sec. Lease
  Obligations Deb., 9.00%, 06/01/17              1,500,000       1,666,230
--------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                       4,300,000       3,547,500
--------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                       2,100,000       2,095,422
--------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
  First Mortgage Bonds, 6.86%, 10/01/08          1,700,000       1,733,303
--------------------------------------------------------------------------
  Series D, Sec. Notes, 7.88%, 11/01/17          8,000,000       8,869,680
--------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                                2,645,000       2,803,700
--------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                         3,200,000       3,258,528
--------------------------------------------------------------------------
Commonwealth Edison Co.-Series 92, First
  Mortgage Bonds, 7.63%, 04/15/13                5,000,000       5,377,250
--------------------------------------------------------------------------
El Paso Electric Co.-
  Series D, Sec. First Mortgage Bonds, 8.90%,
    02/01/06                                     3,000,000       3,246,180
--------------------------------------------------------------------------
  Series E, Sec. First Mortgage Bonds, 9.40%,
    05/01/11                                     3,000,000       3,321,450
--------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Yankee Bonds,
  9.40%, 02/01/21                                2,000,000       2,610,740
--------------------------------------------------------------------------
Indiana Michigan Power Co.-Series F, Sec.
  Lease Obligations Deb., 9.82%, 12/07/22        4,966,062       5,467,684
--------------------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds, 7.33%,
  06/15/20 (Acquired 04/30/98; Cost
  $1,911,989)(b)                                 1,907,278       1,793,471
--------------------------------------------------------------------------
Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 07/21/99-12/03/99; Cost
  $5,978,820)(b)                                 6,000,000       4,549,980
--------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08                                 930,000       1,036,950
--------------------------------------------------------------------------
Niagara Mohawk Holdings Inc., First Mortgage
  Notes, 7.75%, 05/15/06                         4,300,000       4,593,346
--------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(a)         7,000,000       6,470,310
--------------------------------------------------------------------------
Public Service Company of New Mexico- Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05           1,200,000       1,233,624
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
ELECTRIC UTILITIES-(CONTINUED)

South Carolina Electric & Gas Co., First
  Mortgage Bonds, 9.00%, 07/15/06              $ 1,550,000    $  1,628,461
--------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                                4,800,000       4,361,952
==========================================================================
                                                                77,293,261
==========================================================================

EMPLOYMENT SERVICES-0.21%

MSX International, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.38%, 01/15/08                        1,680,000       1,302,000
==========================================================================

ENVIRONMENTAL SERVICES-2.04%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09       1,225,000       1,249,500
--------------------------------------------------------------------------
Browning-Ferris Industries, Inc., Deb.,
  9.25%, 05/01/21                                2,570,000       2,428,650
--------------------------------------------------------------------------
Waste Management, Inc., Unsec. Putable Notes,
  7.10%, 08/01/26                                8,400,000       8,720,040
==========================================================================
                                                                12,398,190
==========================================================================

GAS UTILITIES-2.79%

Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Notes, 7.10%, 03/15/11                    3,600,000       3,564,360
--------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06       3,500,000       3,746,960
--------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                5,000,000       4,752,100
--------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                          4,310,000       4,889,867
==========================================================================
                                                                16,953,287
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.13%

Fresenius Medical Care Capital Trust IV, Sec.
  Gtd. Pfd. Notes, 7.88%, 06/15/11                 805,000         802,987
==========================================================================

HOME FURNISHINGS-0.00%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 04/15/07(c)                            2,310,000              23
==========================================================================

HOMEBUILDING-0.31%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                   1,750,000       1,857,187
==========================================================================

INTEGRATED OIL & GAS-2.77%

El Paso CGP Co., Sr. Unsec. Putable Deb.,
  6.70%, 02/15/27                                1,750,000       1,746,570
--------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Sr. Unsec. Yankee
  Notes, 7.13%, 11/15/06                         3,000,000       3,129,900
--------------------------------------------------------------------------
Occidental Petroleum Corp.,
  Sr. Putable Deb., 9.25%, 08/01/19              4,375,000       5,338,594
--------------------------------------------------------------------------
  Sr. Unsec. Notes,
  7.38%, 11/15/08                                2,100,000       2,205,924
--------------------------------------------------------------------------
  7.65%, 02/15/06                                1,250,000       1,333,813
--------------------------------------------------------------------------
Petro-Canada (Canada), Yankee Deb., 9.25%,
  10/15/21                                       2,500,000       3,030,875
==========================================================================
                                                                16,785,676
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

INTEGRATED TELECOMMUNICATION SERVICES-1.97%

AT&T Canada Inc. (Canada), Sr. Unsec. Yankee
  Notes, 7.65%, 09/15/06                       $ 2,800,000    $    871,500
--------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable
  Deb., 7.13%, 06/15/27                          5,500,000       5,657,245
--------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19      2,500,000       2,695,600
--------------------------------------------------------------------------
Verizon Global Funding Corp.,-Series REGS,
  Conv. Sr. Euro Notes, 4.25%, 09/15/05          2,700,000       2,733,750
==========================================================================
                                                                11,958,095
==========================================================================

INTERNET RETAIL-0.25%

Amazon.com, Inc., Conv. Unsec. Sub. Notes,
  4.75%, 02/01/09 (Acquired 01/29/99; Cost
  $2,507,500)(b)                                 2,500,000       1,521,875
==========================================================================

LIFE & HEALTH INSURANCE-1.68%

American General Finance Corp.,
  Sr. Putable Notes, 8.45%, 10/15/09             3,100,000       3,519,647
--------------------------------------------------------------------------
  Sr. Unsec. Putable Notes, 8.13%, 08/15/09      1,500,000       1,665,165
--------------------------------------------------------------------------
Americo Life, Inc., Sr. Sub. Notes, 9.25%,
  06/01/05                                       1,000,000       1,005,000
--------------------------------------------------------------------------
Conseco, Inc., Sr. Unsec. Notes, 8.75%,
  02/09/04                                         620,000         362,700
--------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $1,578,167)(b)                                 1,580,000       1,628,996
--------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Bonds,
  6.63%, 12/15/07 (Acquired 10/14/99; Cost
  $654,311)(b)                                     700,000         687,377
--------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23          1,325,000       1,336,528
==========================================================================
                                                                10,205,413
==========================================================================

MULTI-LINE INSURANCE-1.12%

AIG SunAmerica Global Financing IX, Notes,
  5.10%, 01/17/07 (Acquired 01/10/02; Cost
  $2,497,600)(b)                                 2,500,000       2,486,275
--------------------------------------------------------------------------
AIG SunAmerica Global Financing VII, Notes,
  5.85%, 08/01/08 (Acquired 08/21/01-
  08/22/01; Cost $4,260,561)(b)                  4,250,000       4,323,313
==========================================================================
                                                                 6,809,588
==========================================================================

MULTI-UTILITIES-1.35%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18    2,850,000       2,418,938
--------------------------------------------------------------------------
Williams Cos., Inc. (The)-Series A, Sr.
  Unsec. PATS, 6.75%, 01/15/06                   2,300,000       2,248,687
--------------------------------------------------------------------------
Williams Gas Pipeline Central Inc., Sr.
  Notes, 7.38%, 11/15/06 (Acquired 02/15/01;
  Cost $3,511,520)(b)                            3,400,000       3,549,158
==========================================================================
                                                                 8,216,783
==========================================================================

OIL & GAS-0.28%

Canadian Oil Sands Ltd., (Canada) Sr. Notes,
  7.90%, 09/01/21 (Acquired 08/17/01; Cost
  $1,697,076)(b)                                 1,700,000       1,711,594
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

OIL & GAS DRILLING-1.36%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                     $ 3,800,000    $  3,917,040
--------------------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr. Unsec.
  Notes, 6.95%, 04/15/08                         4,300,000       4,364,801
==========================================================================
                                                                 8,281,841
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.27%

National-Oilwell, Inc., Sr. Unsec. Notes,
  6.50%, 03/15/11                                4,000,000       3,921,960
--------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway), Sr.
  Unsec. Yankee Notes,
  6.63%, 03/30/08                                5,000,000       4,554,900
--------------------------------------------------------------------------
  7.13%, 03/30/28                                4,465,000       3,302,984
--------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                       2,000,000       1,965,760
==========================================================================
                                                                13,745,604
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-4.96%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/26                          1,200,000       1,283,988
--------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11             2,400,000       2,331,864
--------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Unsec. Gtd.
  Notes, 8.38%, 11/01/08(f)                      1,250,000       1,237,500
--------------------------------------------------------------------------
Devon Financing Corp. ULC, Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired 09/28/01; Cost
  $3,392,520)(b)                                 3,400,000       3,488,128
--------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                         3,500,000       3,702,440
--------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                         5,500,000       5,417,500
--------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                         3,300,000       3,094,872
--------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                                3,600,000       3,090,384
--------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec.
  Notes, 8.25%, 08/15/07                         4,500,000       4,688,370
--------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec.
  Notes, 6.75%, 05/15/08                         1,700,000       1,751,935
==========================================================================
                                                                30,086,981
==========================================================================

OIL & GAS REFINING & MARKETING-1.09%

Petroleos Mexicanos (Mexico),
  Sr. Unsec. Putable Gtd. Yankee Bonds,
    9.38%, 12/02/08                              2,500,000       2,712,875
--------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                       3,600,000       3,880,188
==========================================================================
                                                                 6,593,063
==========================================================================

PAPER PRODUCTS-0.14%

Appleton Papers Inc., Sr. Sub. Notes, 12.50%,
  12/15/08(f)                                      900,000         832,500
==========================================================================

PHARMACEUTICALS-0.37%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                   2,000,000       2,260,000
==========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE

PROPERTY & CASUALTY INSURANCE-1.38%

Allstate Financial Global Funding, Notes,
  6.50%, 06/14/11 (Acquired 06/07/01; Cost
  $2,246,558)(b)                               $ 2,250,000    $  2,302,065
--------------------------------------------------------------------------
Florida Windstorm Underwriting Association-
  Series 1999A, Sr. Sec. Notes, 7.13%,
  02/25/19 (Acquired 04/25/01-05/03/01; Cost
  $1,989,628)(b)                                 2,000,000       2,101,980
--------------------------------------------------------------------------
Terra Nova Insurance Holding (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  7.00%, 05/15/08                                2,000,000       1,861,780
--------------------------------------------------------------------------
  7.20%, 08/15/07                                2,200,000       2,132,482
==========================================================================
                                                                 8,398,307
==========================================================================

PUBLISHING & PRINTING-2.58%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34                 7,000,000       7,529,550
--------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                 5,250,000       6,056,978
--------------------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds, 7.43%,
    10/01/26                                     2,000,000       2,084,680
==========================================================================
                                                                15,671,208
==========================================================================

RAILROADS-1.90%

Consolidated Rail Corp., Deb., 9.75%,
  06/15/20                                       1,875,000       2,335,013
--------------------------------------------------------------------------
CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/27                                       7,250,000       7,737,708
--------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10              1,300,000       1,431,625
==========================================================================
                                                                11,504,346
==========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.83%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                       2,220,000       2,109,488
--------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                3,500,000       3,503,360
--------------------------------------------------------------------------
Host Marriott L.P., Sr. Notes, 9.50%,
  01/15/07(f)                                    1,500,000       1,569,375
--------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                  755,000         762,550
--------------------------------------------------------------------------
Spieker Properties, Inc.,
  Unsec. Deb., 7.50%, 10/01/27                   1,200,000       1,170,720
--------------------------------------------------------------------------
  Unsec. Unsub. Deb., 7.35%, 12/01/17            2,000,000       1,973,680
==========================================================================
                                                                11,089,173
==========================================================================

REINSURANCE-0.90%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                         4,800,000       5,476,176
==========================================================================

SOVEREIGN DEBT-0.67%

Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                3,600,000       4,038,768
==========================================================================

SPECIALTY CHEMICALS-0.11%

OM Group, Inc., Sr. Unsec. Gtd. Sub. Notes,
  9.25%, 12/15/11(f)                               620,000         641,700
==========================================================================

SPECIALTY STORES-0.54%

CSK Auto Inc., Sr. Gtd. Unsec. Notes, 12.00%,
  06/15/06(f)                                    1,550,000       1,604,250
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
SPECIALTY STORES-(CONTINUED)

United Rentals, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 10.75%, 04/15/08                 $ 1,550,000    $  1,681,750
==========================================================================
                                                                 3,286,000
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.67%

Corning Inc., Sr. Conv. Unsec. Putable Deb.,
  2.07%, 11/08/15                                4,750,000       2,588,750
--------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                               2,000,000       1,450,000
==========================================================================
                                                                 4,038,750
==========================================================================

TRUCKING-0.22%

North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(f)                     1,365,000       1,344,525
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.11%

Crown Castle International Corp., Sr. Unsec.
  Notes, 10.75%, 08/01/11                        2,100,000       1,869,000
--------------------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Notes, 12.00%, 11/01/08                    2,500,000       2,112,500
--------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%, 02/01/11              2,100,000       1,533,000
--------------------------------------------------------------------------
Triton PCS Inc., Sr. Sub. Notes, 8.75%,
  11/15/11 (Acquired 11/07/01; Cost
  $1,270,000)(b)                                 1,270,000       1,244,600
==========================================================================
                                                                 6,759,100
==========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $530,341,187)                                519,865,815
==========================================================================

                                                PRINCIPAL
                                                AMOUNT(g)

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-3.88%

CANADA-1.65%

AT&T Canada Inc. (Integrated
  Telecommunication Services), Sr. Unsec.
  Unsub. Notes, 7.15%, 09/23/04           CAD    1,150,000    $    262,598
--------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Wireless
  Telecommunication Services), Unsec. Deb.,
  6.55%, 06/02/08                         CAD    2,250,000       1,476,397
--------------------------------------------------------------------------
Canadian Government (Sovereign Debt), Bonds,
  6.63%, 10/03/07                         NZD    7,400,000       3,055,029
--------------------------------------------------------------------------
Microcell Telecommunications Inc. (Wireless
  Telecommunication Services)-Series B, Sr.
  Unsec. Disc. Notes, 11.13%, 10/15/07(a) CAD    3,500,000       1,372,441
--------------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt),
  Unsec. Unsub. Notes, 6.25%,
  12/03/08                                NZD    2,500,000       1,000,837
--------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting &
  Cable TV), Sr. Sec. Second Priority Deb.,
  9.65%, 01/15/14                         CAD    3,300,000       2,172,283
--------------------------------------------------------------------------
Westcoast Energy Inc. (Gas Utilities)- Series
  V, Unsec. Deb., 6.45%, 12/18/06         CAD    1,000,000         661,096
==========================================================================
                                                                10,000,681
==========================================================================

                                                PRINCIPAL        MARKET
                                                AMOUNT(g)        VALUE

FRANCE-0.40%

Vivendi Environnement (Environmental
  Services), Sr. Conv. Gtd. Bonds, 1.50%,
  01/01/05                                EUR    1,050,000    $  2,405,894
==========================================================================

GERMANY-0.10%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05                  EUR      650,000         595,522
==========================================================================

NETHERLANDS-0.73%

KPNQwest N.V. (Alternative Carriers), Sr.
  Unsec. Notes, 8.88%, 02/01/08           EUR    5,160,000       2,707,259
--------------------------------------------------------------------------
Olivetti International Finance N.V.
  (Integrated Telecommunication
  Services)-Series E, Gtd. Medium Term Euro
  Notes, 6.13%, 07/30/09                  EUR    2,050,000       1,740,280
==========================================================================
                                                                 4,447,539
==========================================================================

UNITED KINGDOM-1.00%

British Sky Broadcasting Group PLC
  (Broadcasting & Cable TV), Sr. Gtd. Unsec.
  Unsub. Bonds, 7.75%, 07/09/09           GBP    1,750,000       2,357,613
--------------------------------------------------------------------------
Jazztel PLC (Integrated Telecommunication
  Services), Sr. Unsec. Euro Notes, 13.25%,
  12/15/09                                EUR    2,260,000         679,914
--------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (Electric
  Utilities), Gtd. Notes, 8.63%,
  06/30/22(f)                             GBP    2,000,000       3,065,011
==========================================================================
                                                                 6,102,538
==========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $31,971,376)                                  23,552,174
==========================================================================

                                                 SHARES

DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-1.12%

BROADCASTING & CABLE TV-0.00%

Knology Inc.-Wts., expiring 10/22/07
  (Acquired 03/12/98; Cost $0)(b)(h)                 4,100              41
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.30%

Cendant Corp.(i)                                   105,409       1,842,549
==========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B-Pfd.
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(h)                                     5,770           3,173
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(b)(d)(h)                        1,775               0
==========================================================================

INTERNET SOFTWARE & SERVICES-0.02%

Equinix, Inc.-Wts., expiring 12/01/07
  (Acquired 05/30/00; Cost $0)(b)(h)                 3,540         138,379
==========================================================================

RAILROADS-0.02%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(b)(h)                 1,300          84,825
==========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

REAL ESTATE INVESTMENT TRUSTS-0.57%

First Republic Capital Corp.-Series A-Pfd.
  10.50%, (Acquired 05/26/99; Cost
  $3,500,000)(b)                                     3,500    $  3,430,000
==========================================================================

SYSTEMS SOFTWARE-0.21%

Microsoft Corp.(i)                                  20,291       1,292,740
==========================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $8,370,114)                                6,791,707
==========================================================================

                                                PRINCIPAL
                                                 AMOUNT

U.S. GOVERNMENT AGENCY SECURITIES-2.00%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-0.65%

Jr. Unsec. Sub. Notes,
  5.88%, 03/21/11                              $ 1,000,000         994,730
--------------------------------------------------------------------------
Pass Through Certificates, TBA,
  6.00%, 03/01/32                                  500,000         491,719
--------------------------------------------------------------------------
Unsec. Notes,
  5.50%, 09/15/11                                2,500,000       2,466,025
==========================================================================
                                                                 3,952,474
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.27%

Pass Through Certificates, TBA,
  6.50%, 03/01/32                                1,000,000       1,005,000
--------------------------------------------------------------------------
Pass Through Mortgage Backed Securities,
  6.50%, 09/01/16                                  335,872         344,372
--------------------------------------------------------------------------
  7.00%, 03/01/30 to 12/01/31                      743,047         761,180
--------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.50%, 05/02/06                                1,450,000       1,487,729
--------------------------------------------------------------------------
  6.25%, 02/01/11                                3,950,000       4,067,789
==========================================================================
                                                                 7,666,070
==========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.08%

Pass Through Certificates, TBA,
  6.50%, 03/01/32                                  500,000         504,219
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $11,974,613)                                        12,122,763
==========================================================================

U.S. TREASURY SECURITIES-3.03%

U.S. TREASURY NOTES-2.68%

  5.00%, 08/15/11                               13,850,000      13,815,652
--------------------------------------------------------------------------
  5.75%, 08/15/10                                2,350,000       2,470,814
==========================================================================
                                                                16,286,466
==========================================================================

U.S. TREASURY BONDS-0.35%

  6.13%, 08/15/29                                1,950,000       2,086,792
==========================================================================
    Total U.S. Treasury Securities (Cost
      $18,959,769)                                              18,373,258
==========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
U.S. TREASURY BONDS-(CONTINUED)

MONEY MARKET FUNDS-1.45%

STIC Liquid Assets Portfolio(j)                  4,414,942    $  4,414,942
--------------------------------------------------------------------------
STIC Prime Portfolio(j)                          4,414,942       4,414,942
==========================================================================
    Total Money Market Funds (Cost
      $8,829,884)                                                8,829,884
==========================================================================
TOTAL INVESTMENTS-97.14% (Cost $610,446,943)                   589,535,601
==========================================================================
OTHER ASSETS LESS LIABILITIES-2.86%                             17,373,043
==========================================================================
NET ASSETS-100.00%                                            $606,908,644
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
Jr.     - Junior
LYONS   - Liquid Yield Option Notes
NZD     - New Zealand Dollar
PATS    - Putable Asset Term Securities
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 01/31/02 was $60,011,440, which represented 9.89% of the Fund's net assets.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(f) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Non-income producing security.
(j) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $610,446,943)                                $589,535,601
-----------------------------------------------------------
Foreign currencies, at value (cost $69,901)          68,691
-----------------------------------------------------------
Receivables for:
  Investments sold                                9,893,013
-----------------------------------------------------------
  Fund shares sold                                1,526,734
-----------------------------------------------------------
  Dividends and interest                         12,315,585
-----------------------------------------------------------
  Foreign currency contracts outstanding            145,651
-----------------------------------------------------------
Investment for deferred compensation plan            81,143
===========================================================
    Total assets                                613,566,418
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,213,119
-----------------------------------------------------------
  Fund shares reacquired                          2,119,193
-----------------------------------------------------------
  Dividends                                         708,057
-----------------------------------------------------------
  Deferred compensation plan                         81,143
-----------------------------------------------------------
Accrued distribution fees                           339,862
-----------------------------------------------------------
Accrued transfer agent fees                         146,626
-----------------------------------------------------------
Accrued operating expenses                           49,774
===========================================================
    Total liabilities                             6,657,774
===========================================================
Net assets applicable to shares outstanding    $606,908,644
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $321,658,207
___________________________________________________________
===========================================================
Class B                                        $241,917,595
___________________________________________________________
===========================================================
Class C                                        $ 43,332,842
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          48,038,005
___________________________________________________________
===========================================================
Class B                                          36,081,132
___________________________________________________________
===========================================================
Class C                                           6,477,712
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       6.70
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.70 divided by
      95.25%)                                  $       7.03
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       6.70
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       6.69
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JANUARY 31, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                       $ 23,479,279
-----------------------------------------------------------
Dividends                                           183,805
-----------------------------------------------------------
Dividends from affiliated money market funds         82,816
===========================================================
    Total investment income                      23,745,900
===========================================================

EXPENSES:

Advisory fees                                     1,321,511
-----------------------------------------------------------
Administrative services fees                         66,564
-----------------------------------------------------------
Custodian fees                                       44,152
-----------------------------------------------------------
Distribution fees -- Class A                        420,171
-----------------------------------------------------------
Distribution fees -- Class B                      1,220,619
-----------------------------------------------------------
Distribution fees -- Class C                        225,352
-----------------------------------------------------------
Interest                                                347
-----------------------------------------------------------
Transfer agent fees -- Class A                      373,350
-----------------------------------------------------------
Transfer agent fees -- Class B                      267,250
-----------------------------------------------------------
Transfer agent fees -- Class C                       49,340
-----------------------------------------------------------
Trustees' fees                                        4,775
-----------------------------------------------------------
Other                                               102,929
===========================================================
    Total expenses                                4,096,360
===========================================================
Less: Fees waived                                      (559)
-----------------------------------------------------------
    Expenses paid indirectly                         (7,076)
===========================================================
    Net expenses                                  4,088,725
===========================================================
Net investment income                            19,657,175
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         (15,297,183)
-----------------------------------------------------------
  Foreign currencies                                  6,869
-----------------------------------------------------------
  Foreign currency contracts                       (672,906)
===========================================================
                                                (15,963,220)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (3,957,274)
-----------------------------------------------------------
  Foreign currencies                                (21,395)
-----------------------------------------------------------
  Foreign currency contracts                        317,635
===========================================================
                                                 (3,661,034)
===========================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                     (19,624,254)
===========================================================
Net increase in net assets resulting from
  operations                                   $     32,921
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JANUARY 31, 2002 AND THE YEAR ENDED JULY 31, 2001 (UNAUDITED)

                                                              JANUARY 31,       JULY 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 19,657,175    $ 43,500,196
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts          (15,963,220)    (42,785,523)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                          (3,661,034)     23,348,156
==========================================================================================
    Net increase in net assets resulting from operations            32,921      24,062,829
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (10,807,520)    (25,411,789)
------------------------------------------------------------------------------------------
  Class B                                                       (6,885,327)    (14,235,384)
------------------------------------------------------------------------------------------
  Class C                                                       (1,291,959)     (2,147,191)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (501,754)             --
------------------------------------------------------------------------------------------
  Class B                                                         (364,281)             --
------------------------------------------------------------------------------------------
  Class C                                                          (67,360)             --
------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                               --        (937,652)
------------------------------------------------------------------------------------------
  Class B                                                               --        (595,428)
------------------------------------------------------------------------------------------
  Class C                                                               --         (90,938)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (14,558,004)     11,935,605
------------------------------------------------------------------------------------------
  Class B                                                       12,493,218      30,091,490
------------------------------------------------------------------------------------------
  Class C                                                          556,533      18,401,373
==========================================================================================
    Net increase (decrease) in net assets                      (21,393,533)     41,072,915
==========================================================================================

NET ASSETS:

  Beginning of period                                          628,302,177     587,229,262
==========================================================================================
  End of period                                               $606,908,644    $628,302,177
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $728,739,100    $730,247,353
------------------------------------------------------------------------------------------
  Undistributed net investment income                           (1,803,569)       (296,959)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (99,248,498)    (83,285,278)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                  (20,778,389)    (18,362,939)
==========================================================================================
                                                              $606,908,644    $628,302,177
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $44,774,768 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

       Outstanding foreign currency contracts at January 31, 2002 were as follows:

                              CONTRACT TO
   SETTLEMENT            ----------------------                 UNREALIZED
   DATE        CURRENCY   DELIVER     RECEIVE       VALUE      APPRECIATION
   ----------  --------  ---------   ----------   ----------   ------------
   04/08/02     EUR      3,500,000   $3,122,000   $2,996,139     $125,861
   ------------------------------------------------------------------------
   04/08/02     NZD      2,000,000      850,000      830,210       19,790
   ========================================================================
                                     $3,972,000   $3,826,349     $145,651
   ________________________________________________________________________
   ========================================================================


G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,245,584 reduction in the cost of securities and a corresponding $1,245,584 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $549,209, to increase net unrealized gains and losses by $460,394 and to increase net realized gains and losses by $88,815. As a result the net investment income per share was decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01, and the ratio of net investment income to average net assets decreased by 0.17%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended January 31, 2002, AIM waived fees of $559.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2002, AIM was paid $66,564 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2002, AFS was paid $346,249 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $420,171, $1,220,619 and $225,352, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $73,085 from sales of the Class A shares of the Fund during the six months ended January 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2002, AIM Distributors received $54,115 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended January 31, 2002, the Fund paid legal fees of $3,525 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the six months ended January 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,370 and reductions in custodian fees of $3,706 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $7,076.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.


NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2002 was $178,242,495 and $187,619,941, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities    $ 12,909,960
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (35,227,278)
==========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(22,317,318)
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $611,852,919.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2002 and the year ended July 31, 2001 were as follows:

                                                                   JANUARY 31, 2002                 JULY 31, 2001
                                                              ---------------------------    ----------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
                                                              -----------    ------------    -----------    -------------
Sold:
  Class A                                                       9,137,117    $ 62,216,248     19,948,772    $ 139,192,236
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,869,354      40,107,643     11,714,579       81,887,558
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,205,996       8,228,963      4,180,883       29,145,850
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,322,494       9,007,939      3,099,848       21,590,593
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         769,280       5,243,299      1,543,513       10,761,821
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         150,379       1,023,106        250,632        1,741,447
=========================================================================================================================
Reacquired:
  Class A                                                     (12,614,898)    (85,782,191)   (21,394,116)    (148,847,224)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,819,699)    (32,857,724)    (8,963,733)     (62,557,889)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,281,483)     (8,695,536)    (1,792,733)     (12,485,924)
=========================================================================================================================
                                                                 (261,460)   $ (1,508,253)     8,587,645    $  60,428,468
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                      CLASS A
                                                  -------------------------------------------------------------------------------
                                                                                     SEVEN
                                                  SIX MONTHS              YEAR       MONTHS
                                                    ENDED                ENDED       ENDED           YEAR ENDED DECEMBER 31,
                                                  JANUARY 31,           JULY 31,    JULY 31,     --------------------------------
                                                    2002                  2001        2000         1999        1998        1997
                                                  -----------           --------    ---------    --------    --------    --------
Net asset value, beginning of period               $   6.91             $   7.14    $   7.59     $   8.38    $   8.57    $   8.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                0.22(a)              0.53        0.34         0.57        0.57        0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                   (0.20)               (0.23)      (0.47)       (0.81)      (0.16)       0.39
=================================================================================================================================
    Total from investment operations                   0.02                 0.30       (0.13)       (0.24)       0.41        0.94
=================================================================================================================================
Less distributions:
  Dividends from net investment income                (0.22)               (0.51)      (0.25)       (0.55)      (0.55)      (0.52)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                            (0.01)                  --          --           --          --          --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --                   --          --           --       (0.05)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                      --                (0.02)      (0.07)          --          --          --
=================================================================================================================================
    Total distributions                               (0.23)               (0.53)      (0.32)       (0.55)      (0.60)      (0.61)
=================================================================================================================================
Net asset value, end of period                     $   6.70             $   6.91    $   7.14     $   7.59    $   8.38    $   8.57
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        0.30%                4.42%      (1.70)%      (2.92)%      4.94%      11.92%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $321,658             $346,967    $346,482     $393,414    $399,701    $340,608
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                0.96%(c)             0.95%       0.97%(d)     0.91%       0.91%       0.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                               6.63%(a)(c)          7.57%       8.03%(d)     7.11%       6.69%       6.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  29%                  83%         43%          78%         41%         54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.23, and the ratio of net investment income to average net assets would have been 6.80%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $333,396,592.
(d)  Annualized.


                                                                                     CLASS B
                                                 --------------------------------------------------------------------------------
                                                                                     SEVEN
                                                 SIX MONTHS              YEAR        MONTHS
                                                   ENDED                ENDED        ENDED           YEAR ENDED DECEMBER 31,
                                                 JANUARY 31,           JULY 31,     JULY 31,     --------------------------------
                                                   2002                  2001         2000         1999        1998        1997
                                                 -----------           ---------    ---------    --------    --------    --------
Net asset value, beginning of period              $   6.92             $   7.14     $   7.58     $   8.37    $   8.55    $   8.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.20(a)              0.48         0.31         0.50        0.50        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         (0.22)               (0.23)       (0.47)       (0.80)      (0.15)       0.38
=================================================================================================================================
    Total from investment operations                 (0.02)                0.25        (0.16)       (0.30)       0.35        0.86
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.19)               (0.45)       (0.21)       (0.49)      (0.48)      (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment
    income                                           (0.01)                  --           --           --          --          --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --                   --           --           --       (0.05)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                     --                (0.02)       (0.07)          --          --          --
=================================================================================================================================
    Total distributions                              (0.20)               (0.47)       (0.28)       (0.49)      (0.53)      (0.54)
=================================================================================================================================
Net asset value, end of period                    $   6.70             $   6.92     $   7.14     $   7.58    $   8.37    $   8.55
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      (0.24)%               3.67%       (2.09)%      (3.72)%      4.20%      10.89%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $241,918             $237,118     $213,926     $244,713    $219,033    $125,871
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets               1.71%(c)             1.71%        1.73%(d)     1.66%       1.66%       1.69%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              5.89%(a)(c)          6.81%        7.28%(d)     6.36%       5.94%       5.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 29%                  83%          43%          78%         41%         54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.21, and the ratio of net investment income to average net assets would have been 6.06%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $242,133,721.
(d)  Annualized.


                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                SEVEN                            AUGUST 4, 1997
                                           SIX MONTHS              YEAR        MONTHS          YEAR ENDED          (DATE SALES
                                             ENDED                 ENDED        ENDED         DECEMBER 31,        COMMENCED) TO
                                           JANUARY 31,            JULY 31,    JULY 31,     --------------------    DECEMBER 31,
                                             2002                  2001         2000        1999        1998          1997
                                           -----------            --------    ---------    --------    --------    --------------
Net asset value, beginning of period         $  6.91              $  7.13     $  7.57      $  8.36     $  8.54         $ 8.38
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         0.20(a)              0.48        0.31         0.50        0.50           0.19
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   (0.22)               (0.23)      (0.47)       (0.80)      (0.15)          0.22
=================================================================================================================================
    Total from investment operations           (0.02)                0.25       (0.16)       (0.30)       0.35           0.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income         (0.19)               (0.45)      (0.21)       (0.49)      (0.48)         (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                          (0.01)                  --          --           --          --             --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains           --                   --          --           --       (0.05)         (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                               --                (0.02)      (0.07)          --          --             --
=================================================================================================================================
    Total distributions                        (0.20)               (0.47)      (0.28)       (0.49)      (0.53)         (0.25)
=================================================================================================================================
Net asset value, end of period               $  6.69              $  6.91     $  7.13      $  7.57     $  8.36         $ 8.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                (0.24)%               3.68%      (2.09)%      (3.71)%      4.21%          4.96%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $43,333              $44,216     $26,821      $28,202     $19,332         $2,552
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         1.71%(c)             1.71%       1.73%(d)     1.66%       1.66%          1.69%(d)
=================================================================================================================================
Ratio of net investment income to average
  net assets                                    5.89%(a)(c)          6.81%       7.28%(d)     6.36%       5.94%          5.80%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                           29%                  83%         43%          78%         41%            54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.21, and the ratio of net investment income to average net assets would have been 6.06%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $44,702,944.
(d)  Annualized.

BOARD OF TRUSTEES             OFFICERS                                    OFFICE OF THE FUND

Robert H. Graham              Robert H. Graham                            11 Greenway Plaza
                              Chairman and President                      Suite 100
Frank S. Bayley                                                           Houston, TX 77046
                              Carol F. Relihan
Bruce L. Crockett             Senior Vice President and Secretary         INVESTMENT ADVISOR

Albert R. Dowden              Gary T. Crum                                A I M Advisors, Inc.
                              Senior Vice President                       11 Greenway Plaza
Edward K. Dunn Jr.                                                        Suite 100
                              Dana R. Sutton                              Houston, TX 77046
Jack M. Fields                Vice President and Treasurer
                                                                          TRANSFER AGENT
Carl Frischling               Melville B. Cox
                              Vice President                              A I M Fund Services, Inc.
Prema Mathai-Davis                                                        P.O. Box 4739
                              Karen Dunn Kelley                           Houston, TX 77210-4739
Lewis F. Pennock              Vice President
                                                                          CUSTODIAN
Ruth H. Quigley
                                                                          State Street Bank and Trust Company
Louis S. Sklar                                                            225 Franklin Street
                                                                          Boston, MA 02110

                                                                          COUNSEL TO THE FUND

                                                                          Ballard Spahr
                                                                          Andrews & Ingersoll, LLP
                                                                          1735 Market Street
                                                                          Philadelphia, PA 19103

                                                                          COUNSEL TO THE TRUSTEES

                                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                          919 Third Avenue
                                                                          New York, NY 10022

                                                                          DISTRIBUTOR

                                                                          A I M Distributors, Inc.
                                                                          11 Greenway Plaza
                                                                          Suite 100
                                                                          Houston, TX 77046

                                  EQUITY FUNDS


        DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                       leadership in the mutual fund industry since
          MORE AGGRESSIVE                            MORE AGGRESSIVE                   1976 and manages approximately $158 billion
                                                                                       in assets for more than 9 million
AIM Small Cap Opportunities(1)             AIM Developing Markets                      shareholders, including individual
AIM Mid Cap Opportunities(1)               AIM European Small Company                  investors, corporate clients and financial
AIM Large Cap Opportunities(1)             AIM Asian Growth                            institutions.*
AIM Emerging Growth                        AIM International Emerging Growth
AIM Small Cap Growth(2)                    AIM Global Aggressive Growth                    The AIM Family of Funds--Registered
AIM Aggressive Growth                      AIM European Development                    Trademark-- is distributed nationwide.
AIM Mid Cap Growth                         AIM Euroland Growth                         AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends                AIM International Equity                    the world's largest independent financial
AIM Constellation                          AIM Global Growth                           services companies with $398 billion in
AIM Large Cap Growth                       AIM Worldwide Spectrum                      assets under management.*
AIM Weingarten                             AIM Global Trends
AIM Small Cap Equity                       AIM International Value(4)
AIM Capital Development
AIM Charter                                              MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(3)                                     SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                                MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                    AIM New Technology
AIM Large Cap Core Equity                  AIM Global Telecommunications and Technology
AIM Basic Value                            AIM Global Energy(5)
AIM Large Cap Basic Value                  AIM Global Infrastructure
AIM Balanced                               AIM Global Financial Services
AIM Basic Balanced                         AIM Global Health Care
                                           AIM Global Utilities
        MORE CONSERVATIVE                  AIM Real Estate(6)

                                                         MORE CONSERVATIVE

                               FIXED-INCOME FUNDS


    TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM High Yield II                          AIM High Income Municipal
AIM High Yield                             AIM Municipal Bond
AIM Strategic Income                       AIM Tax-Free Intermediate
AIM Income                                 AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                              MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

        MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 12/31/01                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                       INC-SAR-1


A I M Distributors, Inc.